UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 5, 2006

Community Bankers Acquisition Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32590	20-2652949
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

717 King Street, Alexandria, Virginia		22314
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703)759-0751

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Community Bankers Acquisition Corp. (the "Company") announced today that it has been informed by I-Bankers, Securities Inc., the representative of the underwriters of the Company’s initial public offering consummated on June 8, 2006, that the holders of the Company’s units can separately trade the common stock and warrants included in such units commencing September 5, 2006, and that trading in the units will continue under the symbol BTC.U. The common stock and warrants will be quoted on the American Stock Exchange under the symbols BTC and BTC.WS, respectively. A copy of the Company’s press release is attached to this report as exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Ex-99.1 Press Release issued by Community Bankers Acquisition Corp., dated September 5, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bankers Acquisition Corp.

September 5, 2006	By:	/s/ Gary A. Simanson

Name: Gary A. Simanson
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Community Bankers Acquisition Corp., dated September 5, 2006.